CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Guggenheim S&P Global Water Index ETF

Due to a change in the Index Methodology made by the Index provider, supplement to the currently effective Prospectus for the above listed Fund:

The sentence under Principal Investment Strategies on page 30 of the Prospectus reading “Capitalizations of securities in the Index must be at least $250 million at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P.” is hereby deleted and replaced with the following:

Total market capitalization and float-adjusted market capitalization of securities in the Index must be at least $250 million and $100 million, respectively, at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P.

The sentence under S&P Global Water Index on page 46 of the Prospectus reading “To ensure investability, a developed market listing and a minimum market capitalization of at least $250 million is required.” is hereby deleted and replaced with the following:

To ensure investability, a developed market listing and a minimum total market capitalization and float-adjusted market capitalization of at least $250 million and $100 million, respectively, is required.

The bulleted sentence under S&P Global Water Index on page 51 of the Prospectus reading “The companies are screened for those with a developed market listing and a market capitalization of at least $250 million.” is hereby deleted and replaced with the following:

The companies are screened for those with a developed market listing and a total market capitalization and float-adjusted market capitalization of at least $250 million and $100 million, respectively.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

April 4, 2011	ETF-PRO-CGW-SUP4411